UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 29, 2005

Impac Mortgage Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-14100	33-0675505
(Commission File Number)	(IRS Employer Identification No.)

1401 Dove Street, Newport Beach, California	92660
(Address of Principal Executive Offices)	(Zip Code)

(949) 475-3600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 29, 2005, the Board of Directors (“Board”) of Impac Mortgage Holdings, Inc. (the “Company”) approved an amendment (the “Amendment”) to the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”), with respect to the time and date of the Annual Meeting of stockholders of the Company. Article II, Section 2 of the Bylaws was deleted in its entirety and replaced with a new Article II, Section 2 pursuant to the Amendment.

Previously, Article II, Section 2 stated that the time and date of the Annual Meeting of stockholders shall be within a 31 day period commencing on May 10, 2004, and a 31 day period commencing April 10, 2005 and each year thereafter. As amended, Article II, Section 2 now states that the time and date of the Annual Meeting shall be within a 31 day period commencing on June 1, 2005, a 31 day period commencing on May 1, 2006, a 31 day period commencing on April 1, 2007, and a 31 day period commencing on April 1st each year thereafter.

The Amendment is effective as of March 29, 2005. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Amendment, which is filed as Exhibit 3.2(b) hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

3.2	Bylaws of the Company, as amended and restated (incorporated by reference to the corresponding exhibit number of the Company’s Quarterly Report on Form 10-Q for the period ending March 31, 1998).

3.2(a)	Amendment to Bylaws of the Company (incorporated by reference to exhibit 3.2(a) of the Company’s Registration Statement of Form S-3 (File No. 333-111517) filed with the Securities and Exchange Commission on December 23, 2003).

3.2(b)	Second Amendment to Bylaws of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.

Date: April 1, 2005

	By:	/s/ Ronald M. Morrison
	Name:	Ronald M. Morrison
	Title:	General Counsel and Secretary

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Exhibit Index

Exhibit Number	Description
3.2	Bylaws of the Company, as amended and restated (incorporated by reference to the corresponding exhibit number of the Company’s Quarterly Report on Form 10-Q for the period ending March 31, 1998).

3.2(a)	Amendment to Bylaws of the Company (incorporated by reference to exhibit 3.2(a) of the Company’s Registration Statement of Form S-3 (File No. 333-111517) filed with the Securities and Exchange Commission on December 23, 2003).

3.2(b)	Second Amendment to Bylaws of the Company.

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